UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No.4

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2011

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

As used in this current report unless otherwise indicated, the terms “we”, “us”, “our”, and the

“Company” refer to Abakan Inc., and its subsidiaries. The term “MesoCoat” refers to MesoCoat, Inc. All dollar amounts are expressed in United States dollars.

EXPLANATORY NOTE

The Company’s Form 8-K filed on July 13, 2011 (the “Original Filing”), Form 8-K/A filed on September

27, 2011, Form 8-K/A-2 filed on November 14, 2011 and Form 8-K/A-3 filed on March 6, 2012 are amended on this Form 8-K/A-4 (the “Fourth Amendment”) in respect to Item 9.01 to: (i) include Exhibit

10.20 Cooperation Agreement between MesoCoat, a majority owned subsidiary of the Company and

Petrobras Brasileiro SA dated January 7, 2011, in redacted form ; and to (ii) include Exhibit 10.21

Exclusivity Agreement between MesoCoat and Mattson Technology, Inc. dated April 7, 2011, in redacted form, in connection with the Company’s application pending with the Securities and Exchange

Commission ( the “Commission”) for confidential treatment pursuant to Rule 24b-2 under the Securities

Exchange Act of 1934, as amended.

Unless indicated otherwise, the disclosures in this Fourth Amendment continue to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the

Original Filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Filing, and such forward-looking statements should be read in their historical context. This Fourth Amendment should be read in conjunction with the

Company’s filings made with the Commission subsequent to the Original Filing, including any amendments to those filings.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

_____________________________________________________________________________________

(d)

Exhibits

The following exhibits are attached herewith

Exhibit No.

Description

10.20 Exhibit10.20

Cooperation Agreement between Petrobras Brasiliero SA and MesoCoat dated January 7, 2011in redacted form in connection with an application pending with the Commission for confidential treatment pursuant to Rule 24b-2 under the

Securities Exchange Act of 1934, as amended.

10.21 Exhibit10.21

Exclusivity Agreement between Mattson Technology, Inc. and MesoCoat dated

April 7, 2011 in redacted form in connection with an application pending with the Commission for confidential treatment pursuant to Rule 24b-2 under the

Securities Exchange Act of 1934, as amended.

_____________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert H. Miller

July 5, 2012

Name: Robert H. Miller

Title:  Chief Executive Officer, Chief Financial Officer, Principal

Accounting Officer and Director

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